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                                                                    Exhibit 10.1


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Agreement, dated as of May 30, 1997, is among New England Audio Co., Inc., a Massachusetts corporation (the "COMPANY"), Weston Presidio Offshore Capital C.V. and the other Investors listed in SCHEDULE A (collectively, and together with their permitted successors and assigns, the "INVESTORS") and the other stockholders and stock optionholders of the Company listed in SCHEDULE B. The parties agree as follows:

I.   DEFINITIONS.

     1.1. "BRIDGE WARRANTS" means the Warrants issued on or prior to the date hereof pursuant to Section 2 of the Warrant and Debenture Commitment as listed on Schedule A hereto.

     1.2. "COMMON STOCK" means the common stock, no par value, of the Company.

     1.3. "COMPANY" is defined in the preamble.

     1.4. "EXCHANGE ACT" means the Securities and Exchange Act of 1934, or any successor federal statute, and the rules and regulations thereunder, all as from time to time amended and in effect.

     1.5. "FORM S-2", "FORM S-3, "FORM S-4" and "FORM S-8 " mean such respective forms under the Securities Act as in effect on the date hereof or any successor registration forms under the Securities Act subsequently adopted by the SEC.

     1.6. "HOLDER" means any person owning or having the right to acquire Registrable Securities.

     1.7. "INVESTORS" is defined in the preamble.

     1.8. "NON-INVESTOR STOCKHOLDERS" means the stockholders of the Company listed as Non-Investor Stockholders on Schedule B, together with their permitted transferees, successors, heirs and assigns.

     1.9. "ORIGINAL VENTURE INVESTORS" means the Investors listed on Schedule A, with respect to their ownership of Preferred Stock, Warrants, Bridge Warrants, and Common Stock issuable upon the exercise or conversion of the foregoing, but not with respect to Subordinated Debt Warrants or Common Stock issuable upon the exercise or conversion of Subordinated Debt Warrants.


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     1.10. "PREFERRED STOCK" means, collectively, the Series A Redeemable
Convertible Preferred Stock, no par value, of the Company and the Series B Redeemable Convertible Preferred Stock, no par value, of the Company, or either of such series.

     1.11. "PURCHASE AGREEMENT" means the Amended and Restated Series A and Series B Purchase Agreement dated May __, 1997 among the Company and the Investors.

     1.12. "REGISTER", "REGISTERED" and "REGISTRATION" refers to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act.

     1.13. "REGISTRABLE SECURITIES" means (a) the Common Stock issued or issuable upon conversion, exchange or exercise of the Preferred Stock, Warrants, Bridge Warrants and Subordinated Debt Warrants, (b) any Common Stock issued (or issuable upon the conversion, exchange or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock, Warrants, Bridge Warrants and Subordinated Debt Warrants, and (c) any Common Stock previously issued or issued in the future to the Non-Investor Stockholders, either directly or pursuant to options, warrants and other rights under employee plans permitted by section 5.17 of the Purchase Agreement or hereafter issued or issuable as a dividend or other distribution with respect thereto or in conversion or exchange therefor or replacement thereof; PROVIDED, HOWEVER, that any shares previously sold to the public pursuant to a registered public offering or pursuant to Rule 144 under the Securities Act shall cease to be Registrable Securities.

     1.14. "REGISTRABLE SECURITIES THEN OUTSTANDING" means the sum of (a) the number of shares of Common Stock outstanding which are Registrable Securities plus (b) the number of shares of Common Stock issuable pursuant to then exercisable, exchangeable or convertible securities, options or warrants which upon issuance would be Registrable Securities.

     1.15. "REGISTRATION PERIOD" is defined in Section 4.1.

     1.16. "REQUIRED INVESTORS" means, with respect to any registration requested under Section 2, Investors who own at least two thirds of the Registrable Securities then outstanding owned by all Investors within the Investor Group (as defined in Section 2.1) which has made such request.

     1.17. "SEC" means the Securities and Exchange Commission or any successor agency.

     1.18. "SECURITIES ACT" means the Securities Act of 1933, as from time to time in effect, or any successor statute and the rules and regulations thereunder, all as from time to time amended and in effect.



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     1.19 "SUBORDINATED DEBT WARRANTS" means, collectively, the Warrants issued pursuant to the Warrant Purchase Agreement dated as of May 30, 1997 among the Company and the Subordinated Debt Warrant Holders, as described on Schedule A hereto.

     1.20 "SUBORDINATED DEBT WARRANT HOLDERS" means PNC Capital Corp, Seacoast Capital Partners, L.P. and Exeter Venture Lenders, L.P., with respect to their ownership of Subordinated Debt Warrants or Common Stock issuable upon the exercise or conversion of Subordinated Debt Warrants, as set forth on Schedule A.

     1.21. "VIOLATION" is defined in Section 8.1.

     1.22. "WARRANT AND DEBENTURE COMMITMENT" means that certain Warrant and Debenture Commitment dated as of March 7, 1997 among the Company, WPC, Advent, Global and the other holders of Series A Preferred Stock and Common Stock of the Company party thereto.

     1.23. "WARRANTS" means the Warrants to purchase Common Stock issued pursuant to the Purchase Agreement.

2.   REQUEST FOR REGISTRATION.

     2.1. INVESTORS' REQUEST RIGHTS. If the Company shall receive:

     (a) at any time after the earlier of (1) October 30, 1998 or (2) the date six months after the effective date of the first registration statement for a public offering of securities of the Company, a written request from the Original Venture Investors owning at least 25% of the Registrable Securities then outstanding and owned by the Original Venture Investors that the Company effect the registration under the Securities Act of at least 25% of the Registrable Securities then outstanding and owned by the Original Venture Investors; or

     (b) at any time after the date which is six months after the effective date of the first registration statement for a public offering of securities from the Company, a written request from the Subordinated Debt Warrant Holders owning at least 51% of the Registrable Securities then outstanding and owned by the Subordinated Debt Warrant Holders that the Company effect the registration under the Securities Act of at least 25% of the Registrable Securities then outstanding and owned by the Subordinated Debt Warrant Holders;

then in each such case the Company shall, within five days after the receipt thereof, give written notice of such request to all Holders. Subject to the limitations of this Section 2,



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the Company shall use its best efforts to effect such a registration in an underwritten public offering as soon as practicable, and in any event file within 90 days after the receipt of such request a registration statement under the Securities Act covering all the Registrable Securities which the Holders shall request in writing within 20 days after receipt of such notice and any shares that the Company may wish to include, subject to any limitation imposed by the managing underwriters as set forth in Section 2.2. The Company shall use its best efforts to cause such registration statement to become effective. The Company shall not be obligated to effect a registration under this Section 2 unless the registered underwritten offering would constitute a "Qualified Public Offering" as defined in the Company's Amended and Restated Certificate of Vote establishing Series A Redeemable Convertible Preferred Stock and Series B Redeemable Convertible Preferred Stock.

     The specific Registration Group (as defined below) requesting a registration as aforesaid is sometimes referred to in this Section 2 as the "Requesting Registration Group" and the other Registration Group which is not the Requesting Registration Group with respect to such registration is sometimes referred to herein as the "Non-Requesting Registration Group."

     As used above, the term "Registration Group" means either of (1) the Original Venture Investors and the Non-Investor Stockholders, as a group and (2) the Subordinated Debt Warrant Investors, as a group.

     2.2. UNDERWRITTEN OFFERING. The managing underwriter for the proposed offering to be registered under this Section 2 shall be selected by the Company with the approval of the Required Investors, which approval shall not be unreasonably withheld. The right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. All Holders proposing to sell Registrable Securities in such offering shall (together with the Company as provided in Section 4.5) enter into an underwriting agreement in customary form with the managing underwriter for such underwriting, and the Company shall have the right to require that any proposed offering to be registered under this
Section 2 be an underwritten offering. Notwithstanding any other provision of this Section 2, if the managing underwriter for the offering advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows:

     (a) First, to the Requesting Registration Group, up to the number of shares which is the lesser of (1) 50% of the Registrable Securities then outstanding and owned on the date hereof by such Requesting Registration Group in the aggregate, with such allocation to be made pro rata on the basis of the number of Registrable Securities sought to be registered by the



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          members of the Requesting Registration Group, or (2) 100% of the
          Registrable Securities sought to be so registered by the Requesting Registration Group;

     (b) Second, to the Non-Requesting Registration Group, up to the number of shares which is the lesser of (1) 50% of the Registrable Securities then outstanding and owned on the date hereof by such Non-Requesting Registration Group in the aggregate, with such allocation to be made pro rata on the basis of the number of Registrable Securities sought to be registered by the members of the Non-Requesting Registration Group, or (2) 100% of the Registrable Securities sought to be so registered by the Non-Requesting Registration Group;

     (c) Third, to the Requesting Registration Group and the Non-Requesting Registration Group together, with such allocation to be made pro rata on the basis of the number of Registrable Securities sought to be registered by the members of the Non-Requesting Registration Group and the Non-Requesting Registration Group together; and

     (d) Fourth, to the Company for the shares requested to be sold by it in such offering.

     2.3. NUMBER OF REQUESTS. Subject to the further provisions of this Section 2.3, the Company is obligated to effect only two registrations requested by the Original Venture Investors under Section 2.1(a), and two registrations by the Subordinated Debt Warrant Holders under Section 2.1(b) (for a total of four such registrations) pursuant to this Section 2, and only one such registration in any 12-month period.

     2.4. DEFERRAL OF REGISTRATION. Notwithstanding the foregoing provisions of this Section 2, the Company shall not be obligated to effect the filing of a registration statement pursuant to this Section 2 at the request of a Registration Group (a) during the period starting with the date 30 days prior to the Company's good faith estimate of the date of filing of a registration statement pertaining to the underwritten public offering of securities for the account of the Company or upon the request of the other Registration Group pursuant to this Section 2, and ending on the date which is the later of (i) 180 days following the effective date of such registration statement, provided the Company is at all times during such period diligently pursuing such registration, and (ii) 90 days following the expiration of any "lock-up" period required by the underwriters for such offering, or (b) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed. Under clause (b) the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request for a registration under this Section 2; PROVIDED, HOWEVER, that the Company may not utilize the right set forth in



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clause (b) more than once in any 12-month period; and PROVIDED, FURTHER, that, notwithstanding the previous proviso, if the Company has entered into a binding agreement with an unaffiliated third party during such 90-day period providing for the sale of substantially all the Company's assets or capital stock, or the sale of the Company through a merger or consolidation, such 90-day period shall be extended to permit the Company to consummate such transaction.

3. INCIDENTAL ("PIGGY-BACK") REGISTRATION. If the Company proposes to register any of its capital stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock plan or a registration on Form S-4 relating to an acquisition), the Company shall not later than 30 days before filing the registration statement with respect thereto give each Holder written notice of such registration. Upon the written request of any Holder given within 15 days after such notice, the Company shall use its best efforts to cause a registration statement covering all of the Registrable Securities that each such Holder has requested to be registered to become effective under the Securities Act. The Company shall be under no obligation to complete any offering of its securities it proposes to make under this Section 3 and shall incur no liability to any Holder for its failure to do so. Notwithstanding any other provisions of this Section 3, if the managing underwriter for the offering advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten or holders thereof, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows:

     (a) First to the Company for shares requested to be sold by it in such offering.

     (b) Second to the Holders requesting registration in such offering and the holder of the HiFi Warrant (as defined in the Purchase Agreement) pro rata in accordance with (i) the number of Registrable Securities requested by the Holders to be included in such offering and (ii) the number of shares subject to such HiFi Warrant requested to be included in such offering.

4. OBLIGATIONS OF THE COMPANY. Whenever required under Sections 2 or 3 to use its best efforts to effect the registration of any Registrable Securities, the Company shall take the following actions, as expeditiously as reasonably possible:

     4.1. EFFECTIVENESS OF REGISTRATION. In cooperation with the selling Holders as contemplated by Section 5.2, the Company shall prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. Upon the request of the Holders of a majority of the Registrable Securities registered thereunder, the Company shall keep



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such registration statement effective (a) in the case of an underwritten offering, for such period as is required by the underwriter for such offering or
(b) in the case of an offering not underwritten, until the Holders have informed the Company in writing that the distribution of their securities has been completed, but in no event longer than nine months (as the case may be, the "REGISTRATION PERIOD").

     4.2. AMENDMENTS. During the Registration Period, the Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its best efforts to cause each such amendment to become effective, as may be necessary to comply with the Securities Act with respect to the disposition of all securities covered by such registration statement.

     4.3. COPIES OF REGISTRATION STATEMENT. During the Registration Period, the Company shall furnish to each Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Holder may reasonably request in order to facilitate the disposition of its Registrable Securities covered by such registration statement.

     4.4. STATE QUALIFICATIONS. During the Registration Period, the Company shall use its best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do all other acts which may be reasonably necessary or advisable in connection with such registration or qualification; PROVIDED, HOWEVER, that the Company shall not be required to qualify as a foreign corporation in any state where it is not then required to qualify.

     4.5. UNDERWRITING AGREEMENT. The Company shall enter into and perform its obligations under an underwriting agreement, in customary form not inconsistent with this Agreement, with the managing underwriter of such offering.

     4.6. CHANGES IN PROSPECTUS. The Company shall notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company shall promptly file such amendments and supplements which may be required pursuant to Section 4.2 on account of such event and use its best efforts to cause each such amendment and supplement to become effective.



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     4.7. OPINIONS AND COMFORT LETTERS. The Company shall furnish, at the reasonable request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (a) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by issuer's counsel to the underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (b) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by the issuer's independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

     4.8. TRANSFER AGENT. The Company shall provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

     4.9. LISTING SHARES. The Company shall apply for listing and use its best efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities has been previously or is being listed. If the Company does not have a class of equity securities listed on a national securities exchange, the Company shall apply for qualification and use its best efforts to qualify the Registrable Securities being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. or an exchange.

5.   PREPARATION OF REGISTRATION STATEMENT.

     5.1. INFORMATION BY SELLING HOLDERS. The selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     5.2. PARTICIPATION IN PREPARATION OF REGISTRATION STATEMENT. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the selling Holders, the managing underwriter and one counsel selected by the selling Holders and approved in writing by the Required Investors, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such selling Holders and such underwriter, to conduct a reasonable investigation within the meaning of the Securities Act to protect themselves from liability thereunder.



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     5.3. UNDERWRITING AGREEMENT. Each selling Holder shall enter into and perform its obligations under an underwriting agreement with the managing underwriter for such offering in customary form not inconsistent with this Agreement, including furnishing any opinion of counsel and agreeing to indemnification obligations reasonably requested by the managing underwriter, but in no event will any holder be liable for indemnification obligations in excess of the net offering proceeds received by such Holder (except for matters described in clauses (i) and (ii) of Section 8. 1).

6. EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions relating to Registrable Securities incurred in connection with each of the registrations, filings or qualifications pursuant to Sections 2 or 3 including (without limitation) all registration, filing and qualification fees, all fees and expenses in connection with compliance with state securities or blue sky laws, printing and delivery expenses, fees and disbursements of counsel and independent public accountants for the Company, and the reasonable fees and disbursements of one law firm acting as counsel for the selling Holders shall be paid by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at any time at the request of the Holders (in which case all participating Holders shall bear such expenses), unless the Required Investors agree to forfeit their right to one demand registration pursuant to Section 2; PROVIDED FURTHER, HOWEVER, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the financial condition, business or prospects of the Company from that known to the Requesting Registration Group at the time of their request (or of which they were informed in a written notice from the Company to the Requesting Registration Group within 10 days after such request) that makes the proposed offering unreasonable in the good faith judgment of the Requesting Registration Group, and such registration request is so withdrawn as aforesaid, then the Holders shall not be required to pay any of such expenses and such registration request shall not be counted as the exercise of one of the registration requests by such Requesting Registration Group under Section 2.3. Underwriting discounts and commissions relating to Registrable Securities will be paid ratably by the Holders of such Registrable Securities.

7.   INDEMNIFICATION.

     7.1. COMPANY INDEMNIFICATION. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each Holder, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter, within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject under the Securities Act. the Exchange Act, other federal or state law or otherwise, and to reimburse them for any legal or any other expenses reasonably incurred by them in connection with investigating any claim, or defending any action or proceeding, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof)



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arise out of or are based upon any of the following statements, omissions or violations (a "VIOLATION"): (a) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any registration statement under which Registrable Securities were registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law. The indemnity provisions in this Section 7.1 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a Holder in any case for any such loss, claim, damage, liability or action (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder, underwriter or controlling person or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter in a distribution solely on behalf of such Holder) such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities, as the case may be, to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act and such loss, claim, damage, liability or action would not have occurred but for such failure.

     7.2. HOLDER INDEMNIFICATION. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its officers, directors, partners, agents, employees, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any underwriter for the Company, and any other Holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such Holder or any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, partner, agent, employee or controlling person, or underwriter, or other such Holder or director, partner, agent, employee, officer or controlling person or underwriter may become subject, under the Securities Act, the Exchange Act or other federal or state law or otherwise, and to reimburse them for any legal or any other expenses reasonably incurred by them in connection with investigating any claim, or defending any action or proceeding, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; PROVIDED, HOWEVER, that (a) the liability of any Holder hereunder shall be limited to the



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amount of proceeds received by such Holder in the offering giving rise to the
Violation or if the offering is terminated, the amount such Holder would have received; and (b) the indemnity provisions in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), nor shall the Holder be liable to the Company in any such case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act and such loss, claim, damage, liability or action would not have occurred but for such failure.

     7.3. NOTICE DEFENSE AND COUNSEL. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel selected by the Company with the approval (not to be unreasonably withheld), of the other parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under customary practice due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this
Section 7 only to the extent the indemnifying party is actually prejudiced in its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

     7.4. CONTRIBUTION IN LIEU OF INDEMNIFICATION. If the indemnification provided for in Sections 7.1 or 7.2 is unavailable to a person that would have been an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each person that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the untrue or alleged untrue statements of a material fact or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7.4 shall include amounts arising from any such action or claim (which shall be limited as provided in Section 7.3 if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7.5. SURVIVAL OF RIGHTS AND OBLIGATIONS. The obligations of the Company and the Holders under this Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement whether under this Agreement or otherwise.

8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for the Company to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

     8.1. PUBLIC INFORMATION. Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public.

     8.2. TIMELY FILING. File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

     8.3. COMPLIANCE; INFORMATION. Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold in a secondary offering pursuant to Form S-3 (at any time after it so qualifies), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

9. LOCK-UP AGREEMENTS. If requested by the managing underwriter in connection with an offering of Company securities, the Holders shall enter into lock-up agreements pursuant to which they will not, for a period of seven days prior to, and 90 days following, the effective date of a registration statement for the offering of the Company's securities, or any other period reasonably requested by the managing underwriter, offer or sell any of the Registrable Securities without the prior consent of the managing underwriter, provided that the officers and directors of the Company enter into lock-up agreements with terms at least as restrictive.

10. LIMITATIONS ON OTHER REGISTRATION RIGHTS. The Company shall not, without the prior written consent of (a) the Original Venture Investors owning at least a majority of the Registrable Securities then outstanding owned by all Original Venture Investors and (b) the Subordinated Debt Warrant Holders owning at least a majority of the Registrable Securities then outstanding owned by all Subordinated Debt Warrant Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (a) require the Company to effect a registration, or (b) include any securities in any registration filed under Sections 2 or 3, unless in each case such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable Securities to be included by the Original Venture Investors or the Subordinated Debt Warrant Holders.

11.  GENERAL.

     11.1. NOTICES. All notices or other communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to be delivered to each of the parties at their respective addresses as set forth in Schedules A or B if either (a) actually delivered at said address, (b) in the case of a letter, seven business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified, return receipt requested, or two business days shall have elapsed after the same shall have been deposited with an overnight courier (for overnight delivers of national recognition, (c) in the case of a telecopy within the United States, upon confirmation of receipt of such telecopy (which confirmation may consist of a telecopy machine printout showing successful transmission), if such telecopy is followed by a copy of the same being deposited within one business day of such telecopy with an overnight courier (for overnight delivery) of national recognition or (d) transmitted to any address outside of the United States, by telecopy and confirmed by overnight or two-day courier.

     11.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings, whether written or oral.

     11.3 AMENDMENTS, WAIVERS AND CONSENTS. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, if the Company (a) shall obtain prior written consent thereof from (1) the Original Venture Investors owning at least a majority of the Registrable Securities then outstanding owned by all Original Venture Investors (2) the Subordinated Debt Warrant Holders owning at least a majority of the Registrable Securities then outstanding owned by all Subordinated Debt Warrant Holders, and
(3) Holders other than Investors holding an aggregate of at least a majority of the Registrable Securities then outstanding owned by such Holders and (b) shall, in each such case, deliver copies of such consent in writing to any Holders who did not execute the same.

     11.4. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, legal representatives, successors and assigns of the respective parties hereto. The Company shall not have the right to assign, except as part of a Qualified Sale or other transaction permitted by the Purchase Agreement, its rights or obligations hereunder or any interest herein without obtaining the prior written consent of
(a) the Investors holding a majority of the Registrable Securities then outstanding owned by the Investors and (b) Holders other than Investors holding an aggregate of at least a majority of the Registrable Securities then outstanding owned by such Holders. The Holders may assign or transfer their rights under this Agreement to the extent (i) permitted by the other agreements between the respective Holders and the Company and (ii) in the case of Holders who are Investors, to the extent that such assignee or transferee owns or obtains Registrable Securities having a fair value of at least $100,000.

     11.5 SEVERABILITY. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

     11.6. COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

     11.7. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     11.8 TERMINATION OF PRIOR AGREEMENT. This Agreement amends and restates in its entirety that certain Registration Rights Agreement, dated as of November 28, 1995, and as amended from time to time, among the Company and certain of the Investors and Non-Investor Stockholders.

     The undersigned have executed this Amendment under seal as of the date first above written.

                              NEW ENGLAND AUDIO CO., INC.

                              By: /s/ Jeffrey S. Stone
                                 -------------------------------------


                              WESTON PRESIDIO OFFSHORE CAPITAL C.V.

                              By: WESTON PRESIDIO CAPITAL
                                  MANAGEMENT, L.P.

                                  By: /s/ Michael F. Cronin
                                     ---------------------------------
                                     General Partner

                              NATIO VIE DEVELOPPEMENT II, FCPR

                              By: /s/ Dominique Bellanger
                                 -------------------------------------
                                 Title: Fund Manager


                              BNP VENTURE HOLDING CORP.

                              By: /s/ Yonn Collignon
                                 -------------------------------------
                                 Title: Directeur de Participations

                              ADVENT DIRECT INVESTMENT PROGRAM
                               LIMITED PARTNERSHIP

                              By: ADVENT INTERNATIONAL LIMITED
                                  PARTNERSHIP, its General Partner

                              By: ADVENT INTERNATIONAL CORPORATION,
                                  its General Partner

                                  By: /s/ John F. Brooke
                                     ---------------------------------
                                     Vice President/President


                              GLOBAL PRIVATE EQUITY II LIMITED
                               PARTNERSHIP

                              By: ADVENT INTERNATIONAL LIMITED
                                  PARTNERSHIP, its General Partner

                              By: ADVENT INTERNATIONAL CORPORATION,
                                  its General Partner

                                  By: /s/ John F. Brooke
                                     ---------------------------------
                                     Vice President/President


                              EXETER VENTURE LENDERS, L.P.

                              By: EXETER VENTURE ADVISORS, INC., its
                                   General Partner

                                  By: /s/ Keith R. Fox
                                     ---------------------------------
                                     Title


                              BANCBOSTON INVESTMENTS INC.

                              By: /s/  Charles Grant
                                 -------------------------------------
                                 Title Vice President

                              PNC CAPITAL CORP

                              By: /s/ Preston Walsh
                                 -------------------------------------
                                 Title Vice President


                              SEACOAST CAPITAL PARTNERS, L.P.

                              By: SEACOAST CAPITAL CORPORATION

                                  By: /s/ Paul G. Giovacchini
                                     ---------------------------------
                                     Title: Vice President


                              Carolyn B. Bloomberg, Margaret Biller and Jeffrey
                              C. Bloomberg, Trustees of the Samuel J. Bloomberg 1995 Irrevocable Trust, dated as of October 26, 1995 f/b/o Joshua Bloomberg:

                                 /s/ Carolyn B. Bloomberg
                                 -------------------------------------
                                 Carolyn B. Bloomberg, as Trustee

                                 /s/ Margaret Biller
                                 -------------------------------------
                                 Margaret Biller, as Trustee

                                 /s/ Jeffrey C. Bloomberg
                                 -------------------------------------
                                 Jeffrey C. Bloomberg, as Trustee

                              Carolyn B. Bloomberg, Margaret Biller and Jeffrey
                              C. Bloomberg, Trustees of the Samuel J. Bloomberg 1995 Irrevocable Trust, dated as of October 26, 1995 f/b/o Mikaela Bloomberg:

                              /s/ Carolyn B. Bloomberg
                              -------------------------------------
                              Carolyn B. Bloomberg, as Trustee

                              /s/ Margaret Biller
                              -------------------------------------
                              Margaret Biller, as Trustee

                              /s/ Jeffrey C. Bloomberg
                              -------------------------------------
                              Jeffrey C. Bloomberg, as Trustee

                              /s/ Carolyn B. Bloomberg
                              -------------------------------------
                              Carolyn B. Bloomberg

                              /s/ Samuel J. Bloomberg
                              -------------------------------------
                              Samuel J. Bloomberg

                              /s/ Jeffrey C. Bloomberg
                              -------------------------------------
                              Jeffrey C. Bloomberg

                              /s/ Jeffrey Stone
                              -------------------------------------
                              Jeffrey Stone

                              /s/ Armin Biller
                              -------------------------------------
                              Armin Biller

                              /s/ Harriet C. Bloomberg
                              -------------------------------------
                              Harriet C. Bloomberg

                              /s/ Matthew Bronfman
                              -------------------------------------
                              Matthew Bronfman

                                   SCHEDULE A

                                 SCHEDULE A TO
                         REGISTRATION RIGHTS AGREEMENT

                                       No. of Shares of Preferred
                                              Stock/Warrants
Investors and Address                    As of December 29, 1997
---------------------                  --------------------------
Weston Presidio                        + 826,060 Series A
Offshore Capital C.V.                  + 141,509 Series B
One Federal Street                     + Bridge Warrants Covering 18,036
Boston, MA 02110                           Shares of Common Stock
Telephone: (617) 988-2500
Telecopy:  (617) 988-2515

Natio Vie Developpement II, FCR        + 236,020 Series A
BNP/1 Bd Haussmann                     + Bridge Warrants Covering 5,156 Shares
75009 Paris                               of Common Stock
FRANCE
Telephone: 011-33-1-401-4-5242
Telecopy:  011-33-1-401-4-6960

BNP Venture Holding Corp.              + 236,020 Series A
Banexi/12 Rue Chauchat                 + 195,408 Series B
75009 Paris FRANCE                     + Bridge Warrants Covering 5,156 Shares
Telephone: 011-33-1-401-4-5242           of Common Stock
Telecopy:  011-33-1-401-4-6960

Natio Nouveaux Marches Europe          + 37,736 Series B
BNP/1 Bd Haussmann
75009 Paris
FRANCE
Telephone: 011-33-1-401-4-5242
Telecopy:  011-33-1-401-4-6960

Advent Direct Investment Program       + 322,870 Series A
  Limited Partnership                  + 38,720 Series B
101 Federal Street                     + Bridge Warrants Covering 7,052 Shares
Boston, MA 02110                          of Common Stock
Telephone: (617) 951-9400
Telecopy:  (617) 951-0566

Global Private Equity II Limited        - 857,210 Series A
Partnership                             - 102,789 Series B
101 Federal Street                      - Bridge Warrants Covering 18,720
Boston, MA 02110                          Shares of Common Stock
Telephone: (617) 951-9400
Telecopy:  (617) 951-0566

Exeter Venture Lenders, L.P.            - 94,340 Series B
101 East 53rd Street                    - Subordinated Debt Warrants Covering
New York, NY                              159,950 Shares of Common Stock
Telephone: (212) 872-1170
Telecopy:  (212) 872-1198

Exeter Equity Partners, L.P.            - 94,340 Series B
10 East 53rd Street                     - Subordinated Debt Warrants Covering
New York,NY                               159,950 Shares of Common Stock
Telephone: (212) 872-1170
Telecopy:  (212) 872-1198

BancBoston Investments Inc.             - 188,680 Series B
175 Federal Street
Boston, MA 02110
Telephone: (617) 434-2442
Telecopy:  (617) 434-1153

PNC Capital Corp                        - 377,359 Series B
249 Fifth Avenue - 19th Floor           - Subordinated Debt Warrants Covering
One PNC Plaza                             319,900 Shares of Common Stock
Pittsburg, PA 15222
Telephone: (412) 762-0366
Telecopy:  (412) 762-6233

Seacoast Capital Partners, L.P.         - Subordinated Debt Warrants Covering
55 Ferncroft Road                         319,900 Shares of Common Stock
Danvers, MA 01923
Telephone: (508) 750-1308
Telecopy:  (508) 750-1301

Jeffrey Bloomberg                       - 42,470 Series A
252 Woodland Road                       - 41,605 Series B
Chestnut Hill, MA 02167                 - Bridge Warrants Covering 928 Shares
                                          of Common Stock

Harriet Bloomberg             - Bridge Warrants Covering 476 Shares
One Salem Street                of Common Stock
Swampscott, MA 01907

Armin Biller                  - 21,670 Series A
220A Allendale Road, Unit 1D  - Bridge Warrants Covering 476 Shares
Chestnut Hill, MA 02167         of Common Stock

Matthew Bronfman              - 6,000 Series A
c/o Perfumes Isabell          - 821 Series B
30 West 26th Street           - Bridge Warrants Covering 128 Shares
2nd Floor                       of Common Stock
New York, NY 10010

Carolina Bloomberg            - 21,670 Series A
309 Warren Street             - 4,485 Series B
Brookline, MA 02146           - Bridge Warrants Covering 476 Shares
                                of Common Stock

Carolina B. Bloomberg,        - 5,417 Series A
Margaret Biller and           - 741 Series B
Jeffrey C. Bloomberg, as
Trustees of the Samuel
J. Bloomberg 1995 Irrevocable
Trust, dated as of October 26, 1995
f/b/o Joshua Bloomberg

Carolina B. Bloomberg,        - 5,417 Series A
Margaret Biller and           - 741 Series B
Jeffrey C. Bloomberg, as
Trustees of the Samuel
J. Bloomberg 1995 Irrevocable
Trust, dated as of October 26, 1995
f/b/o Mikaela Bloomberg

Suzanne Fisher Bloomberg      - 5,418 Series A
and William A. Shutzer,       - 741 Series B
Trustees of the
Jeffrey C. Bloomberg 1996
Irrevocable Trust, dated as of
August 12, 1996, f/b/o Benjamin
Fisher Luntz

Suzanne Fisher Bloomberg            *   5.418 Series A
and William A. Shutzer, Trustees    *     740 Series B
of the Jeffrey C. Bloomberg 1996
Irrevocable Trust, dated as of
August 12, 1996, f/b/o Heather
Fisher Luntz


Note: Jeffrey Bloomberg, Matthew Bronfman and Carolina Bloomberg may also be Non-Investor Stockholders, as described in Schedule B hereto.

                                   SCHEDULE B


                  SCHEDULE B TO REGISTRATION RIGHTS AGREEMENT



                                                              NO. OF SHARES OF
     NON-INVESTOR STOCKHOLDER                                    COMMON STOCK
1.   Jeffrey C. Bloomberg*                                        257,600

2.   Jeffrey Stone                                                275,000

3.   Carolina Bloomberg**                                          11,130

4.   Samuel J. Bloomberg                                          960,000

5.   Carolina B. Bloomberg, Margaret Biller and                    31,120
     Jeffrey C. Bloomberg, Trustees of the Samuel
     J. Bloomberg 1995 Irrevocable Trust, dated as
     of October 26, 1995 f/b/o Joshua Bloomberg

6.   Carolina B. Bloomberg, Margaret Biller and                    31,120
     Jeffrey C. Bloomberg, Trustees of the Samuel
     J. Bloomberg 1995 Irrevocable Trust, dated as
     of October 26, 1995 f/b/o Mikaela Bloomberg

7.   Matthew Bronfman***                                         Option Holder

8.   Candace S. Stone and Peter S. Stone, as                       20,000
     Trustees of the Stone Family 1998 Irrevocable
     Trust f/b/o Nicole L. Stone u/d/t dated
     January 2, 1998

9.   Candace S. Stone and Peter S. Stone, as                       20,000
     Trustees of the Stone Family 1998 Irrevocable
     Trust f/b/o Matthew S. Stone u/d/t dated
     January 2, 1998

10.  Suzanne Fisher Bloomberg and William A.                        2,100
     Shutzer, Trustees of the Jeffrey C. Bloomberg
     1996 Irrevocable Trust dated as August 12,
     1996 f/b/o Benjamin Fisher Luntz

11.  Suzanne Fisher Bloomberg and William A.                        2,100
     Shutzer, Trustees of the Jeffrey C. Bloomberg
     1996 Irrevocable Trust dated as August 12,
     1996 f/b/o Heather Fisher Luntz

Notes on Following Page

*    Mr. Bloomberg is a Covered Stockholder with respect to such 257,600 shares.

**   Ms. Bloomberg is a Covered Stockholder with respect to such 11,130 shares.

*** Mr. Bronfman will constitute a Covered Stockholder to the extent he acquires shares of Common Stock pursuant to certain options granted to him as described in Exhibit 4.1.1 to the Disclosure Schedule affixed to the Purchase Agreement.